Exhibit 99.2

Cognizant

SECOND QUARTER 2019

Financial Results and Highlights

July 31, 2019

Forward-Looking Statements

This earnings supplement includes statements which may constitute forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the accuracy of which are necessarily subject to risks, uncertainties, and assumptions as to future events that may not prove to be accurate. These statements include, but are not limited to, express or implied forward-looking statements relating to our expectations regarding opportunities in the marketplace, our cost structure, investment in and growth of our business, our shift to digital solutions and services, our anticipated financial performance, our capital deployment plan and clarification, if any, by the Indian government as to the application of the Supreme Court's ruling related to the India Defined Contribution Obligation. These statements are neither promises nor guarantees, but are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ materially from those expressed or implied include general economic conditions, changes in the regulatory environment, including with respect to immigration and taxes, and the other factors discussed in our most recent Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. Cognizant undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities law.

Adoption of New Accounting Standard

On January 1, 2018, the Company adopted Accounting Standards Codification Topic 606, "Revenue from Contracts with Customers," or the New Revenue Standard, using the modified retrospective method. Results for reporting periods beginning after January 1, 2018 are presented under the New Revenue Standard, while prior period amounts are not adjusted and continue to be reported in accordance with the Company's historic accounting policies.

Second Quarter Headlines

REVENUE	• $4.14B, up 3.4% (4.7% CC[1]) Y/Y
OPERATING MARGIN	• GAAP Operating Margin of 14.9%, down 180bps Y/Y • Adjusted Operating Margin[1] of 16.1%, down 310bps Y/Y
NET INCOME	• $509M, up 11.6% Y/Y
DILUTED EARNINGS PER SHARE	• GAAP diluted EPS of $0.90, up 15.4% Y/Y • Adjusted Diluted EPS[1] of $0.94, down 10.5% Y/Y
CAPITAL RETURN	• Repurchased 18.7M shares; average diluted share count in the quarter decreased to 564M; $738M remaining under Board-authorized stock repurchase program • $116M in dividends paid
FY2019 GUIDANCE	• Revenue guidance unchanged at midpoint • Increasing Adjusted Diluted EPS guidance to $3.92-$3.98 from $3.87-$3.95

[1] Constant currency revenue growth, Adjusted Operating Margin and Adjusted Diluted Earnings Per Share ("Adjusted Diluted EPS") are not measurements of financial performance prepared in accordance with GAAP. See "About Non-GAAP Financial Measures" at the end of this earnings supplement for more information and reconciliations to the most directly comparable GAAP financial measures.

Cognizant

Revenue and GAAP & Adjusted Diluted EPS

$ IN MILLIONS EXCEPT PER SHARE AMOUNTS



$3,546
$0.75
$3,670
$0.83
$3,766
$0.88
$3,828
$0.96
$3,912
$0.94
$4,006
$1.05
$4,078
$1.05
$4,129
$0.98
$4,110
$0.91
$4,141
$0.94
Q1 '17
Q2 '17
Q3 '17
Q4 '17
Q1 '18
Q2 '18
Q3 '18
Q4 '18
Q1 '19
Q2 '19
REPORTED REVENUE
ADJUSTED DILUTED EPS

Revenue Growth Rates

	Q1 '17	Q2 '17	Q3 '17	Q4 '17	Q1 '18	Q2 '18	Q3 '18	Q4 '18	Q1 '19	Q2 '19
Y/Y	10.7%	8.9%	9.1%	10.6%	10.3%	9.2%	8.3%	7.9%	5.1%	3.4%
Y/Y CC	11.8%	9.9%	8.5%	9.4%	8.2%	8.2%	9.0%	8.8%	6.8%	4.7%
GAAP DILUTED EPS	$0.92	$0.80	$0.84	($0.03)	$0.88	$0.78	$0.82	$ 1.12	$0.77	$0.90
ADJUSTED DILUTED EPS	$0.75	$0.83	$0.88	$0.96	$0.94	$1.05	$1.05	$0.98	$0.91	$0.94

Cognizant

Revenue Performance

Segments

$ IN MILLIONS


COMMUNICATIONS, MEDIA & TECHNOLOGY
+12.2% Y/Y
+14.1% Y/Y CC
$607
FINANCIAL SERVICES
+0.3% Y/Y
+1.7% Y/Y CC
$1,473
PRODUCTS & RESOURCES
+10.4% Y/Y
+12.3% Y/Y CC
$927
$1,134
HEALTHCARE
(1.9%) Y/Y
(1.5%) Y/Y CC

Revenue by Geography

$ IN MILLIONS


REST OF WORLD
+1.6% Y/Y
+6.4% Y/Y CC
$253
EUROPE
+8.6% Y/Y
+14.2% Y/Y CC
$749
$3,139
NORTH AMERICA
+2.3% Y/Y
+2.3% Y/Y CC

Cognizant

GAAP & Adjusted Operating Margin



16.1%
16.4%
16.5%
17.6%
17.2%
17.7%
17.2%
17.3%
17.7%
17.7%
16.7%
19.2%
18.3%
18.5%
16.8%
17.0%
13.1%
16.0%
14.9%
16.1%
Q1'17
Q2'17
Q3'17
Q4'17
Q1'18
Q2'18
Q3'18
Q4'18
Q1'19
Q2'19
GAAP OPERATING MARGIN
ADJUSTED OPERATING MARGIN

Cognizant

Financial Services

Revenue

$ IN MILLIONS



$1,376
$1,406
$1,427
$1,427
$1,461
$1,469
$1,464
$1,451
$1,436
$1,473
Q1 '17
Q2 '17
Q3 '17
Q4 '17
Q1 '18
Q2 '18
Q3 '18
Q4 '18
Q1 '19
Q2 '19

Revenue Growth Rates

	Q1 '17	Q2 '17	Q3 '17	Q4 '17	Q1 '18	Q2 '18	Q3 '18	Q4 '18	Q1 '19	Q2 '19
Y/Y	7.0%	4.1%	3.8%	5.4%	6.2%	4.5%	2.6%	1.7%	(1.7%)	0.3%
Y/Y CC	8.1%	5.2%	3.1%	4.2%	3.9%	3.5%	3.5%	2.8%	0.2%	1.7%

Revenue by Geography

$ IN MILLIONS



REST OF WORLD
(6.7%) Y/Y
(2.6%) Y/Y CC
EUROPE
+12.2% Y/Y
+17.4% Y/Y CC
$125
$313
$1,035
NORTH AMERICA
(2.0%) Y/Y
(2.0%) Y/Y CC

BANKING | Modest improvement Y/Y, led by partnership with Finnish financial institutions to transform and operate a shared core platform

INSURANCE | Delays in decision making by a few of our largest clients impacted the start of new work from projects in the pipeline

Cognizant

Healthcare

Revenue

$ IN MILLIONS



$1,003
$1,050
$1,085
$1,125
$1,121
$1,156
$1,189
$1,202
$1,165
$1,134
Q1 '17
Q2 '17
Q3 '17
Q4 '17
Q1 '18
Q2 '18
Q3 '18
Q4 '18
Q1 '19
Q2 '19

Revenue Growth Rates

	Q1 '17	Q2 '17	Q3 '17	Q4 '17	Q1 '18	Q2 '18	Q3 '18	Q4 '18	Q1 '19	Q2 '19
Y/Y	9.7%	9.5%	9.3%	11.9%	11.8%	10.1%	9.6%	6.8%	3.9%	(1.9%)
Y/Y CC	10.0%	9.9%	9.1%	11.6%	11.1%	9.8%	9.7%	7.0%	4.6%	(1.5%)

Revenue by Geography

$ IN MILLIONS



EUROPE
+31.3% Y/Y
+36.8% Y/Y CC
$109
REST OF WORLD
+46.2% Y/Y
+37.6% Y/Y CC
$19
$1,006
NORTH AMERICA
(5.1%) Y/Y
(5.1%) Y/Y CC

HEALTHCARE | Impact of client mergers as well as the accelerated movement of work to a captive at a large North American client

LIFE SCIENCES | Double-digit growth driven by large enterprise deals and momentum with our industry specific platforms. Completed the acquisition of Zenith Technologies, which extends our domain expertise and aligns us with the move to Industry 4.0

Cognizant

Products & Resources

Revenue

$ IN MILLIONS



$737
$747
$774
$782
$821
$840
$863
$891
$914
$927
Q1 '17
Q2 '17
Q3 '17
Q4 '17
Q1 '18
Q2 '18
Q3 '18
Q4 '18
Q1 '19
Q2 '19

Revenue Growth Rates

	Q1 '17	Q2 '17	Q3 '17	Q4 '17	Q1 '18	Q2 '18	Q3 '18	Q4 '18	Q1 '19	Q2 '19
Y/Y	16.4%	13.2%	14.0%	13.7%	11.4%	12.4%	11.5%	13.9%	11.3%	10.4%
Y/Y CC	18.1%	14.7%	13.2%	11.7%	8.2%	10.7%	12.3%	15.4%	13.8%	12.3%

Revenue by Geography

$ IN MILLIONS



REST OF WORLD
+8.8% Y/Y
+16.3% Y/Y CC
EUROPE
+4.5% Y/Y
+11.1% Y/Y CC
$62
$207
$658
NORTH AMERICA
+12.5% Y/Y
+12.5% Y/Y CC

PRODUCTS & RESOURCES | Broad-based strength across key industries driven by demand for digital engineering services and our cloud, interactive, IoT and analytics solutions

Cognizant

Communications, Media & Technology

Revenue

$ IN MILLIONS



$430
$467
$480
$494
$509
$541
$562
$585
$595
$607
Q1 '17
Q2 '17
Q3 '17
Q4 '17
Q1 '18
Q2 '18
Q3 '18
Q4 '18
Q1 '19
Q2 '19

Revenue Growth Rates

	Q1 '17	Q2 '17	Q3 '17	Q4 '17	Q1 '18	Q2 '18	Q3 '18	Q4 '18	Q1 '19	Q2 '19
Y/Y	16.5%	16.8%	18.2%	19.0%	18.4%	15.8%	17.1%	18.4%	16.9%	12.2%
Y/Y CC	18.5%	18.4%	17.7%	17.2%	15.1%	14.5%	18.1%	20.1%	19.6%	14.1%

Revenue by Geography

$ IN MILLIONS

REST OF WORLD
+4.4% Y/Y
+11.5% Y/Y CC

EUROPE
(7.7%) Y/Y
(2.5%) Y/Y CC



$47
$120
$440

NORTH AMERICA
+20.2% Y/Y
+20.2% Y/Y CC

CMT | Double-digit growth in Technology, driven primarily by our digital engineering and digital content services and solutions

Cognizant

Employee Metrics

Headcount and Attrition


NUMBER OF EMPLOYEES IN THOUSANDS
15%
24%
23%
18%
20%
23%
22%
19%
19%
23%
261.2
256.8
256.1
260.0
261.4
268.9
274.2
281.6
285.8
288.2
Q1 '17
Q2 '17
Q3 '17
Q4 '17
Q1 '18
Q2 '18
Q3 '18
Q4 '18
Q1 '19
Q2 '19
HEADCOUNT
QUARTERLY ANNUALIZED ATTRITION

Utilization


91%
93%
93%
92%
92%
93%
93%
92%
91%
92%
79%
80%
82%
83%
83%
83%
83%
83%
83%
83%
Q1 '17
Q2 '17
Q3 '17
Q4 '17
Q1 '18
Q2 '18
Q3 '18
Q4 '18
Q1 '19
Q2 '19
OFFSHORE EXCLUDING TRAINEES %
ONSITE UTILIZATION %

Cognizant

Cash Flow, Balance Sheet & Capital Allocation



$ IN MILLIONS
$6
$1,514
Q1'17
$30
$89
Q2'17
$13
$90
$66
Q3'17
$86
$332
$144
Q4'17
$118
$316
Q1'18
$118
$633
$477
Q2'18
$116
$45
Q3'18
$116
$267
$632
Q4'18
$116
$771
$197
Q1'19
$116
$1,054
$35
Q2'19
ACQUISITIONS
SHARE REPURCHASES
DIVIDENDS PAID

($ IN MILLIONS)	Q1 '17	Q2 '17	Q3 '17	Q4 '17	Q1 '18	Q2 '18	Q3 '18	Q4 '18	Q1 '19	Q2 '19
FREE CASH FLOW[1]	$211	$461	$695	$756	$292	$549	$768	$606	$163	$479
CASH AND SHORT-TERM INVESTMENTS[2,3]	$4,274	$ 4,378	$4,713	$5,056	$4,989	$4,247	$4,763	$4,511	$3,668	$3,003

[1] Free Cash Flow is not a measurement of financial performance prepared in accordance with GAAP. See "About Non-GAAP Financial Measures" at the end of this earnings supplement for more information and a reconciliation to the most directly comparable GAAP financial measure.
[2] Includes $348, $419, $405, $423, $427 and $429 million in restricted time deposits in Q1 '18, Q2 '18, Q3 '18, Q4 '18, Q1 '19 and Q2 '19, respectively
[3] Includes $159 million in restricted cash in Q1 '18

Cognizant

Revenue & Operating Metrics

REVENUE BY...	Q1'18	Q2'18	Q3'18	Q4'18	Q1'19	Q2'19
SERVICE LINE						
OUTSOURCING	42.0%	42.9%	42.3%	41.8%	41.4%	41.1%
CONSULTING & TECH SERVICES	58.0%	57.1%	57.7%	58.2%	58.6%	58.9%
CONTRACT TYPE						
FIXED BID	38.9%	36.2%	36.4%	36.6%	35.7%	35.7%
TIME & MATERIAL	52.6%	52.9%	52.6%	52.0%	52.4%	51.7%
TRANSACTION BASED	8.5%	10.9%	11.0%	11.4%	11.9%	12.5%
CUSTOMER CONCENTRATION						
TOP 5	9.0%	8.6%	8.7%	8.9%	8.8%	8.0%
TOP 10	15.9%	15.4%	15.5%	15.6%	15.7%	14.5%
OPERATING METRICS						
DAYS SALES OUTSTANDING	75	76	76	75	78	79

Cognizant

Guidance[1,4]

REVENUE	• 3Q '19: 3.8-4.8% Y/Y CC[2] • FY19: 3.9-4.9% Y/Y CC[3]
FY19 ADJUSTED OPERATING MARGIN[5]	• Approximately 17%
FY19 TAX RATE	• 24-26%
FY19 SHARE COUNT	• Approximately 562 million
FY 19 ADJUSTED DILUTED EPS[5]	• $3.92-$3.98

[1] Guidance is as of July 31, 2019
[2] 3Q'19 revenue guidance based on current exchange rates translates to growth of 2.9-3.9% ($4.20B-$4.24B), reflecting our assumption of a negative 90 bps for foreign exchange
[3] FY'19 revenue guidance based on current exchange rates translates to growth of 2.8-3.8% ($16.57B-$16.73B), reflecting our assumption of a negative 110 bps for foreign exchange
[4] Guidance does not account for any potential impact from events such as changes to immigration and tax policies.
[5] A full reconciliation of Adjusted Operating Margin and Adjusted Diluted EPS guidance to the corresponding GAAP measures on a forward-looking basis cannot be provided without unreasonable efforts as we are unable to provide reconciling information with respect to unusual items, net non-operating foreign currency exchange gains or losses, and the tax effects of these adjustments.

Cognizant

Cognizant

APPENDIX:
About Non-GAAP Financial Measures

About Non-GAAP Financial Measures

To supplement our financial results presented in accordance with GAAP, this earnings supplement includes references to the following measures defined by the Securities and Exchange Commission as non-GAAP financial measures: Adjusted Income From Operations, Adjusted Operating Margin, Adjusted Diluted EPS, free cash flow and constant currency revenue growth. These non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles and should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and may be different from non-GAAP financial measures used by other companies. In addition, these non-GAAP financial measures should be read in conjunction with our financial statements prepared in accordance with GAAP. The reconciliations of our non-GAAP financial measures to the corresponding GAAP measures should be carefully evaluated.

In 2018, we modified our non-GAAP financial measures to present non-GAAP financial measures that more closely align with how we manage the Company. All historical non-GAAP financial measures presented in this earnings supplement have been restated to reflect the new definitions. Our non-GAAP financial measures, Adjusted Operating Margin and Adjusted Income From Operations, exclude unusual items and Adjusted Diluted EPS additionally excludes net non-operating foreign currency exchange gains or losses and the tax impact of all the applicable adjustments. The income tax impact of each item is calculated by applying the statutory rate and local tax regulations in the jurisdiction in which the item was incurred. Free cash flow is defined as cash flows from operating activities net of purchases of property and equipment. Constant currency revenue growth is defined as revenues for a given period restated at the comparative period’s foreign currency exchange rates measured against the comparative period's reported revenues.

We believe providing investors with an operating view consistent with how we manage the Company provides enhanced transparency into our operating results. For our internal management reporting and budgeting purposes, we use various GAAP and non-GAAP financial measures for financial and operational decision-making, to evaluate period-to-period comparisons, to determine portions of the compensation for our executive officers and for making comparisons of our operating results to those of our competitors. Therefore, it is our belief that the use of non-GAAP financial measures excluding certain costs provides a meaningful supplemental measure for investors to evaluate our financial performance. Accordingly, we believe that the presentation of our non-GAAP measures, when read in conjunction with our reported GAAP results, can provide useful supplemental information to our management and investors regarding financial and business trends relating to our financial condition and results of operations.

A limitation of using non-GAAP financial measures versus financial measures calculated in accordance with GAAP is that non-GAAP financial measures do not reflect all of the amounts associated with our operating results as determined in accordance with GAAP and may exclude costs that are recurring such as our net non-operating foreign currency exchange gains or losses. In addition, other companies may calculate non-GAAP financial measures differently than us, thereby limiting the usefulness of these non-GAAP financial measures as a comparative tool. We compensate for these limitations by providing specific information regarding the GAAP amounts excluded from our non-GAAP financial measures to allow investors to evaluate such non-GAAP financial measures.

Cognizant

Reconciliations of Non-GAAP Financial Measures (Unaudited)

(In millions, except per share amounts)

	Three Months Ended										Guidance		
	Mar 31, 2017	Jun 30, 2017	Sep 30, 2017	Dec 31, 2017	Mar 31, 2018	Jun 30, 2018	Sep 30, 2018	Dec 31, 2018	Mar 31, 2019	Jun 30, 2019	Q3 2019	Q4 2019	Full Year 2019
GAAP income from operations	$ 570	$ 606	$ 648	$ 657	$ 693	$ 670	$ 745	$ 693	$ 539	$ 619			
Realignment charges [(a)]	11	39	19	3	1	-	11	7	2	49			
Incremental accrual related to the India Defined Contribution Obligation [(b)]	-	-	-	-	-	-	-	-	117	-			
Initial funding of Cognizant U.S. Foundation [(c)]	-	-	-	-	-	100	-	-	-	-			
Adjusted income from operations	$ 581	$ 645	$ 667	$ 660	$ 694	$ 770	$ 756	$ 700	$ 658	$ 668			
GAAP operating margin	16.1%	16.5%	17.2%	17.2%	17.7%	16.7%	18.3%	16.8%	13.1%	14.9%			
Realignment charges	0.3%	1.1%	0.5%	0.1%	-	-	0.2%	0.2%	-	1.2%	(a)	(a)	(a)
Incremental accrual related to the India Defined Contribution Obligation	-	-	-	-	-	-	-	-	2.9%	-	(b)	(b)	(b)
Initial funding of Cognizant U.S. Foundation	-	-	-	-	-	2.5%	-	-	-	-	-	-	-
Adjusted operating margin	16.4%	17.6%	17.7%	17.3%	17.7%	19.2%	18.5%	17.0%	16.0%	16.1%	approximately 18%	approximately 18%	approximately 17%
GAAP diluted earnings per share	$ 0.92	$ 0.80	$ 0.84	$(0.03)	$ 0.88	$ 0.78	$ 0.82	$ 1.12	$ 0.77	$ 0.90			
Effect of above adjustments, pre-tax	0.02	0.07	0.03	-	-	0.17	0.02	0.01	0.20	0.09			(a), (b)
Effect of non-operating foreign currency exchange (gains) losses, pre-tax [(d)]	(0.08)	(0.01)	0.02	(0.04)	0.06	0.14	0.21	(0.14)	(0.01)	(0.03)			(d)
Tax effect of above adjustments [(e)]	(0.02)	(0.03)	(0.01)	(0.01)	-	(0.04)	0.01	(0.01)	(0.05)	(0.02)			(a), (b), (d)
Effect of net incremental income tax expense related to the Tax Reform Act [(f)]	-	-	-	1.04	-	-	(0.01)	-	-	-			-
Effect of recognition of income tax benefit related to an uncertain tax position [(g)]	(0.09)	-	-	-	-	-	-	-	-	-			-
Adjusted diluted EPS	$ 0.75	$ 0.83	$ 0.88	$ 0.96	$ 0.94	$ 1.05	$ 1.05	$ 0.98	$ 0.91	$ 0.94			$3.92-3.98

Please refer to page 18 and 19 of this earnings supplement for corresponding Non-GAAP notes.

Reconciliations of Non-GAAP Financial Measures (Unaudited)

Notes:

(a) Realignment charges include costs associated with our CEO transition and the departure of our president, employee separation costs, professional fees related to the development of our realignment program and non-routine shareholder matters, and facility exit costs. The total costs related to the realignment are reported in "Selling, general and administrative expenses" in our unaudited consolidated statements of operations. We will continue to incur additional realignment charges in 2019 as management is currently evaluating various realignment strategies to further improve our customer focus, our cost structure and the efficiency and effectiveness of our delivery while continuing to drive revenue growth. In order to ensure that we continue to retain top talent to serve our customers and manage our business, in July 2019 we offered retention awards to certain key employees, which will result in additional realignment charges of approximately $48 million during the remainder of 2019. Additional realignment plans are still being developed, and therefore we cannot estimate without unreasonable effort the amount of any incremental realignment charges that we may incur.

(b) In the first quarter of 2019, a ruling of the Supreme Court of India interpreting certain statutory defined contribution obligations of employees and employers (the "India Defined Contribution Obligation") altered historical understandings of such obligations, extending them to cover additional portions of the employee's income. As a result, the ongoing contributions of our affected employees and the Company are required to be increased. In the first quarter of 2019, we accrued $117 million with respect to prior periods, assuming retroactive application of the Supreme Court's ruling. There is significant uncertainty as to how the liability should be calculated as it is impacted by multiple variables, including the period of assessment, the application with respect to certain current and former employees and whether interest and penalties may be assessed. Since the ruling, a variety of trade associations and industry groups have advocated to the Indian government, highlighting the harm to the information technology sector, other industries and job growth in India that would result from a retroactive application of the ruling. We anticipate the Indian government will review the matter and believe there is a substantial question as to whether the Indian government will apply the Supreme Court's ruling on a retroactive basis. As such, the ultimate amount of our obligation may be materially different from the amount accrued. The incremental accrual related to the India Defined Contribution Obligation is reported in "Selling, general and administrative expenses" in our unaudited consolidated statement of operations.

(c) In the second quarter of 2018, we provided $100 million of initial funding to Cognizant U.S. Foundation. This cost is reported in "Selling, general and administrative expenses" in our unaudited consolidated statement of operations.

(d) Non-operating foreign currency exchange gains and losses, inclusive of gains and losses on related foreign exchange forward contracts not designated as hedging instruments for accounting purposes, are reported in "Foreign currency exchange gains (losses), net" in our unaudited consolidated statements of operations.

Reconciliations of Non-GAAP Financial Measures (Unaudited)

(e) Presented below are the tax impacts of each of our non-GAAP adjustments to pre-tax income:

	Three Months Ended									
	Mar 31, 2017	Jun 30, 2017	Sep 30, 2017	Dec 31, 2017	Mar 31, 2018	Jun 30, 2018	Sep 30, 2018	Dec 31, 2018	Mar 31, 2019	Jun 30, 2019
Tax impacts of non-GAAP adjustments:										
Realignment charges	$ 4	$ 14	$ 6	$ 1	$ -	$ -	$ 3	$ 2	$ -	$ 13
Incremental accrual related to the India Defined Contribution Obligation	-	-	-	-	-	-	-	-	31	-
Cognizant U.S. Foundation funding	-	-	-	-	-	28	-	-	-	-
Foreign currency exchange gains and losses	5	-	(1)	6	(1)	(8)	(6)	3	1	-

The effective tax rate related to each of our non-GAAP adjustments varies depending on the jurisdictions in which such income and expenses are generated and the statutory rates applicable in those jurisdictions

(f) In the fourth quarter of 2017, in connection with the enactment of the Tax Reform Act, we recorded a one-time provisional net income tax expense of $617 million. In the third quarter of 2018, we finalized our calculation of the one-time net income tax expense related to the enactment of the Tax Reform Act and recognized a $5 million income tax benefit, which reduced our provision for income taxes.

(g) In the first quarter of 2017, we recognized an income tax benefit previously unrecognized in our consolidated financial statements related to a specific uncertain tax position of $55 million. The recognition of the benefit in 2017 was based on management's reassessment regarding whether this unrecognized tax benefit met the more-likely-than-not threshold in light of the lapse in the statute of limitations as to a portion of such benefit.

Reconciliation of FCF

	Three Months Ended									
	Mar 31, 2017	Jun 30, 2017	Sep 30, 2017	Dec 31, 2017	Mar 31, 2018	Jun 30, 2018	Sep 30, 2018	Dec 31, 2018	Mar 31, 2019	Jun 30, 2019
(in millions)										
Net cash provided by operating activities	$ 277	$ 521	$ 773	$ 836	$388	$640	$ 862	$ 702	$269	$ 575
Purchases of property and equipment	(66)	(60)	(78)	(80)	(96)	(91)	(94)	(96)	(106)	(96)
FCF	$ 211	$ 461	$ 695	$ 756	$292	$ 549	$ 768	$ 606	$ 163	$ 479

The above tables serve to reconcile the Non-GAAP financial measures to the most directly comparable GAAP measures.

Cognizant